UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2026

Evommune, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-42938	85-0742575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1841 Page Mill Road, Suite 100 Palo Alto, CA		94304
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 247-4487

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EVMN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As reported under Item 8.01 of this Current Report on Form 8-K, on February 10, 2026, Evommune, Inc. (the “Company”) issued a press release titled "Evommune Announces Positive Top-line Data from Phase 2a Proof-of-Concept Trial of EVO301 in Moderate-to-Severe Atopic Dermatitis". A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On February 10, 2026, the Company will host a webcast to discuss the results from the Company’s EVO301 Phase 2a trial in adult patients with moderate-to-severe atopic dermatitis (“AD”). The live webcast presentation will also be available on the “News & Events” page of the Company's website at https://ir.evommune.com/news-events/ir-calendar. A copy of the presentation is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The Company's website and any information contained on the Company's website are not incorporated by reference into this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On February 10, 2026, the Company announced positive top-line results from its randomized, double-blind, placebo-controlled Phase 2a trial evaluating EVO301. This long-acting fusion protein consisting of an interleukin-18 (“IL-18”) binding protein and an anti-serum albumin Fab-associated domain, achieved highly statistically significant outcomes in adult patients with moderate-to-severe AD. The 70-patient trial was designed to evaluate the safety and efficacy of intravenous dosing of 5mg/kg on day 1 and day 28 (n=48 active, n=22 placebo) over 12 weeks.

Key data highlights include:

•
Primary Endpoint: The trial met its primary endpoint; a Bayesian success criterion related to the difference between active and placebo in the percent improvement in baseline in the Eczema Area and Severity Index (“EASI”). While the success criterion required at least 75% of the posterior distribution to be an improvement of at least 8% over placebo, the results of the study demonstrated 99.8% of the posterior distribution met that threshold. Furthermore, when analyzed by the more commonly used frequentist method, statistical significance was achieved at weeks 4, 8 and 12 at p<0.01.
•
% Reduction in EASI at weeks 4, 8 and 12:

Additionally, 23% of patients treated with EVO301 (vs 0% placebo) achieved vIGA-AD 0/1 (percent of patients achieving a score of 0 or 1 on the validated Investigator’s Global Assessment for Atopic Dermatitis with ≥ 2-point reduction from baseline) at week 12.

•
Pharmacokinetics (“PK”): Consistent with the Phase 1 healthy volunteer trial; PK and target engagement data continue to support a Q4 week dosing regimen.
•
Safety Profile: EVO301 was well tolerated, with no related serious or severe adverse events reported, no treatment related discontinuations due to adverse events and no meaningful differences in events between the active and placebo groups.
•
Biomarkers: Robust reduction of both Th2 and non Th2 inflammatory biomarkers in atopic dermatitis including CCL-17 (TARC), CCL-22 and IL-22.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 10, 2026, titled "Evommune Announces Positive Top-line Data from Phase 2a Proof-of-Concept Trial of EVO301 in Moderate-to-Severe Atopic Dermatitis"
99.2	Evommune, Inc. Presentation, dated February 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evommune, Inc.

Date: February 10, 2026	By:	/s/ Luis Peña
Luis Peña
President and Chief Executive Officer